SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 28, 2004

NEWFIELD EXPLORATION COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12534	72-1133047
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

363 N. Sam Houston Parkway E., Suite 2020
Houston, Texas 77060
(Address of Principal Executive Offices)

(281) 847-6000
(Registrant’s Telephone Number, Including Area Code)

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

99.1	Press release issued by Newfield Exploration Company on April 28, 2004.

Item 12.   Results of Operations and Financial Condition

     On April 28, 2004, Newfield issued a press release announcing its first quarter 2004 financial results and second quarter 2004 earnings guidance. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEWFIELD EXPLORATION COMPANY
Date: April 29, 2004	By:	/s/ TERRY W. RATHERT
Terry W. Rathert
Vice President and Chief Financial Officer (Authorized Officer and Principal Financial Officer)

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Exhibit Index

Exhibit No.	Description
99.1	Press release issued by Newfield Exploration Company on April 28, 2004.

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